Annual Report

Diversified Small-Cap Growth Fund

December 31, 2000

T. Rowe Price


REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

Diversified Small-Cap Growth Fund

o    Small-cap growth stocks fell sharply in a volatile market.

o As the economy slowed, technology stocks were hardest hit while value stocks rebounded.

o The fund posted losses for both the 6- and 12-month periods, outperforming its market benchmark but lagging its peer group index for both periods.

o Our industry diversification helped cushion the impact of the growth stock sell-off, as the health care, energy, and financial sectors performed well.

o We remain committed to our strategy of broad diversification and emphasis on company fundamentals.

UPDATES AVAILABLE

     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com


Fellow Shareholders

Small-cap growth stocks plummeted during an extremely volatile 2000, finishing in bear market territory for the first time in years. Early concerns about inflation and sky-high technology valuations, which ignited a tech sell-off in the spring, gave way to worries about the slowing U.S. economy in the fourth quarter. The year ended on a sour note, with a barrage of earnings warnings reinforcing fears that slowing growth could lead to outright recession.

  Performance Comparison
  ------------------------------------------------------------------------------

  Periods Ended 12/31/00                               6 Months      12 Months
  ------------------------------------------------------------------------------

  Diversified Small-Cap

  Growth Fund                                           -14.98%         -8.29%

  Russell 2000 Growth Index                              -23.37         -22.43

  Lipper Small Cap Fund Index                            -10.68          -6.59

     Technology and telecommunications stocks were hardest hit-the tech-dominated Nasdaq Composite Index lost nearly 40%, plunging 54% from its all-time high on March 10 to its yearly low on December 20. The index lost about a third of its value during the fourth quarter alone after rebounding during the summer. Internet stocks, which bubbled up dramatically in 1999, gave back all of those gains and more in 2000. Value stocks of all sizes advanced as investors sought the safety of companies with stronger fundamentals and more attractive valuations.

     Your fund posted negative returns for both the 6- and 12-month periods, losing 14.98% and 8.29%, respectively, as shown in the table. Although the fund suffered from plunging technology stock prices, our aversion to owning the riskiest stocks helped the fund beat the Russell 2000 Growth Index for both the second half and the full year. The Russell Growth Index's 22.43% loss was its worst showing ever. The fund lagged the Lipper Small Cap Fund Index for both the six months and year, as that index includes small-cap value funds, the best-performing sector.


MARKET ENVIRONMENT

     What took the markets from euphoria to gloom in a matter of months? After a giddy 1999 and early 2000, high-growth companies-especially speculative dot-com businesses-ran into a wall of higher short-term interest rates and a slowing economy. The Federal Reserve entered 2000 determined to reduce inflationary pressures by slowing economic growth to sustainable levels. After three short-term interest rate hikes in the first half of the year, the Fed maintained its anti-inflation posture until December, when it recognized that the greater danger to the economy was a slowdown, not inflation. The prolonged presidential election dispute and sharp increases in energy prices also helped dampen consumer and investor confidence during the fourth quarter.

     As investors began looking for companies with solid business plans and greater assurance of profitability, access to fresh capital shut down. With no one willing to fund their massive operating losses, many new Internet companies either went out of business or saw their businesses shrink and stock prices dive. The pain was felt across the Internet landscape, as evidenced by the Goldman Sachs Internet Index, which lost 77.2% from its high in March to year-end.

  Small-Cap Stock Returns
  ------------------------------------------------------------------------------

  Periods Ended 12/31/00                               6 Months      12 Months
  ------------------------------------------------------------------------------

  Russell 2000 Index                                     -5.88%         -3.02%

  Russell 2000 Growth Index                              -23.37         -22.43

  Russell 2000 Value Index                                16.04          22.83

     The market's renewed interest in company fundamentals sparked a remarkable turnaround in market leadership. As the year progressed, investors grew more risk averse, selling the most speculative, volatile stocks, and seeking safer havens in the energy, financial, and health care sectors. The performance difference between the most volatile and least volatile stocks was strikingly large: of stocks in the Russell 2000 Growth Index, the most volatile lost 58% on average during the fourth quarter compared to a gain of 9% for the least volatile. Even more remarkable was the impressive performance of long-neglected value stocks. As the table shows, the small-cap Russell 2000 Value Index rose almost 23% for the year-virtually a mirror image of the Russell 2000 Growth Index's loss.

     As the year ended, a spate of earnings warnings contributed to growing pessimism. The economy's downside momentum increased, with demand, employment, and production showing slower rates of growth or declines. Although the Fed's surprise rate cut in early January 2001 appears to have briefly buoyed the markets, we enter the new year with considerable uncertainty about the economy's ability to avoid recession.


YEAR-END DISTRIBUTIONS

     On December 12, 2000, the fund's Board of Directors declared a long-term capital gain of $0.40, payable to shareholders of record on that date. You should have already received your check or statement reflecting this distribution as well as our Form 1099-DIV reporting it for tax purposes.


PORTFOLIO STRATEGY AND REVIEW

     The fund stuck to its strategy of broad diversification-both by sector and number of holdings-during the difficult year. Although there were some shifts among industry groups within the portfolio, our current allocations are roughly neutral relative to the small-cap growth sector. This diversification allows us to benefit from the market's rotation, taking advantage of the better-performing sectors and reducing losses from poorer sectors.

     Technology accounts for roughly 30% of the fund's net assets, the largest sector allocation. This represents a variety of segments of the technology arena, and few areas or companies came through unscathed. Internet-related companies such as Allaire, a developer and marketer of Web development tools, performed poorly as that industry's bubble burst, as did semiconductor-industry suppliers such as ATMI, which suffered along with the entire industry as the outlook for 2001 became less rosy.


  Portfolio Characteristics
  -----------------------------------------------------------------------------

                                                    Diversified
                                                      Small-Cap
  As of 12/31/00                                    Growth Fund        S&P 500
  ------------------------------------------------------------------------------

  Market Cap (Investment-
  Weighted Median)                                 $1.4 billion   $71.0 billion

  Earnings Growth Rate
  Estimated Next 5 Years*                                  23.6%          14.1%

  P/E Ratio (Based on Next 12
  Months' Estimated Earnings)                             26.0X          24.0X

 *Forecasts are based on T. Rowe Price research and are in no way an indication of future investment returns.

     Although fund returns were hampered by our technology holdings, other areas contributed positively to fund performance. Health care stocks, the second-largest sector allocation at about 20% of net assets, generally performed well, led by health care services companies. Biotechnology stocks had strong results earlier in the year, although they struggled during the fourth quarter. Financial stocks-which include financial services, banking, and insurance, and accounts for about 9% of net assets-provided strong returns, profiting from industry consolidation, declining intermediate- and long-term interest rates, and from investors looking for greater safety. Energy stocks (6% of fund assets) soared on sharply higher oil and natural gas prices, boosting such holdings as Barrett Resources-our largest position, but at less than 1% of the fund's net assets-which is involved in the exploration and production of crude oil and natural gas. (Industry diversification at year-end and midyear is shown in the table following this letter.)


OUTLOOK

     The economic slowdown has been a little faster and deeper than most analysts expected, and despite the Fed's clear signal that it will aggressively pursue renewed growth-a surprise half-point cut in short-term interest rates early in January-hopes for a soft landing are fading. We continue to maintain sector neutrality because, as we saw in 2000, different market segments perform well at different times. Diversification is also key, limiting the impact of negative surprises. This is especially important when investing in smaller companies, where volatility is the rule, not the exception. By holding many small individual positions-about 400 at year-end-we reduce the impact of a single disappointing company.

     In the long run, stock market performance moves with company fundamentals, such as earnings growth. Valuations also matter, and the price we pay for a stock is important to us. As the table on page 3 shows, although the fund's earnings growth rate is 1.7 times that of S&P 500, our price-earnings ratio is only slightly higher. We believe that this diversified approach, coupled with an emphasis on companies with strong fundamentals, should provide good investment results over time.

     Respectfully submitted,

     Paul W. Wojcik
     Chairman of the fund's Investment Advisory Committee

     January 20, 2001


--------------------------------------------------------------------------------
Change in Management

Effective December 31, 2000, Paul W. Wojcik, CFA, became chairman of the fund's Investment Advisory Committee and assumed day-to-day responsibilities for managing the fund. Richard T. Whitney remains president of the fund and a member of the Investment Advisory Committee. Mr. Wojcik has been a member of the fund's Investment Advisory Committee since 1998 and a vice president and quantitative analyst in the Systematic Equities Group of T. Rowe Price Associates, where he has been responsible for the development of systematic research and trading tools. Prior to joining the company in 1996, he was a senior programmer/analyst at Fidelity Investments. He earned an S.M. from Massachusetts Institute of Technology and a B.E. from Vanderbilt University, with concentrations in electrical engineering and computer science.

This supplements the Diversified Small-Cap Growth Fund prospectus dated May 1, 2000.


T. Rowe Price Diversified Small-Cap Growth Fund
--------------------------------------------------------------------------------

Portfolio Highlights
--------------------------------------------------------------------------------

  TWENTY-FIVE LARGEST HOLDINGS

                                                      Percent of
                                                      Net Assets
                                                        12/31/00
  ------------------------------------------------------------------------------

  Barrett Resources                                          0.9%

  L-3 Communications                                         0.9

  UTI Energy                                                 0.8

  King Pharmaceuticals                                       0.8

  Manugistics Group                                          0.8
  ------------------------------------------------------------------------------

  Techne                                                     0.8

  Plantronics                                                0.7

  Insituform Technologies                                    0.7

  Cabot Oil & Gas                                            0.7

  Anaren Microwave                                           0.7
  ------------------------------------------------------------------------------

  LifePoint Hospitals                                        0.7

  Waddell & Reed Financial                                   0.7

  Cytyc                                                      0.7

  Investment Technology Group                                0.7

  Radian Group                                               0.7
  ------------------------------------------------------------------------------

  C.H. Robinson Worldwide                                    0.7

  ResMed                                                     0.6

  Province Healthcare                                        0.6

  Invitrogen                                                 0.6

  NetIQ                                                      0.6
  ------------------------------------------------------------------------------

  Factset Research Systems                                   0.6

  Tom Brown                                                  0.6

  Proxim                                                     0.6

  Universal Health Services                                  0.6

  Enzon                                                      0.6
  ------------------------------------------------------------------------------

  Total                                                     17.4%

  Note: Table excludes reserves.


T. Rowe Price Diversified Small-Cap Growth Fund
--------------------------------------------------------------------------------

  INDUSTRY DIVERSIFICATION

  Twenty-Five Largest Industries

                                                     Percent of     Percent of
                                                     Net Assets     Net Assets
                                                        6/30/00       12/31/00
  ------------------------------------------------------------------------------

  Computer Software                                         9.1%           9.0%

  Networking and Telecom Equipment                         11.1            8.7

  Semiconductors and Components                            13.6            8.6

  Biotechnology                                             4.5            7.6

  Miscellaneous Business Services                           5.9            5.6
  ------------------------------------------------------------------------------

  Medical Instruments and Devices                           3.0            4.4

  Health Care Services                                      2.3            4.4

  Media and Advertising                                     4.6            4.2

  Exploration and Production                                2.6            4.2

  Financial Services                                        2.6            3.5
  ------------------------------------------------------------------------------

  Bank and Trust                                            1.9            3.0

  Transportation                                            1.8            2.6

  Computer Hardware                                         3.8            2.5

  Pharmaceuticals                                           1.8            2.4

  Hard Goods Retailers                                      2.3            2.1
  ------------------------------------------------------------------------------

  Soft Goods Retailers                                      1.6            2.1

  Energy Services                                           1.2            2.1

  E-Commerce                                                2.6            2.1

  Insurance                                                 1.2            2.0

  Consumer Nondurables                                      2.4            2.0
  ------------------------------------------------------------------------------

  Telecom Services                                          3.8            1.7

  Consumer Services                                         1.3            1.6

  Engineering and Construction                              1.2            1.5

  Distribution                                              1.4            1.4

  Machinery                                                 1.5            1.2
  ------------------------------------------------------------------------------

  Total                                                    89.1%          90.5%


T. Rowe Price Diversified Small-Cap Growth Fund

Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


DIVERSIFIED SMALL-CAP GROWTH FUNDS
--------------------------------------------------------------------------------

                                            Diversified
                  Russell 2000              Lipper Small Cap         Small-Cap
Date              Growth Index              Fund Index               Growth Fund

6/97              10,000                    10,000                   10,000
12/97             10,734                    10,852                   10,710
12/98             10,866                    10,760                   11,094
12/99             15,549                    15,229                   14,167
12/00             12,061                    14,226                   12,992


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                             Since   Inception
Periods Ended 12/31/00                1 Year   3 Years   Inception        Date
--------------------------------------------------------------------------------

Diversified Small-Cap Growth Fund     -8.29%     6.65%       7.76%     6/30/97

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.


T. Rowe Price Diversified Small-Cap Growth Fund
--------------------------------------------------------------------------------

Financial Highlights             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                     Year                             6/30/97
                                    Ended                             Through
                                 12/31/00    12/31/99    12/31/98    12/31/97

NET ASSET VALUE
Beginning of period             $   14.11   $   11.05   $   10.70   $   10.00

Investment activities
  Net investment income (loss)      (0.12)      (0.11)*     (0.09)*     (0.03)*
  Net realized and
  unrealized gain (loss)            (1.05)       3.17        0.46        0.74!!

  Total from investment
  activities                        (1.17)       3.06        0.37        0.71

Distributions
  Net realized gain                 (0.40)       --         (0.03)      (0.01)

Redemption fees added to
  paid-in-capital                    --          --          0.01        --

NET ASSET VALUE
End of period                   $   12.54   $   14.11   $   11.05   $   10.70
                                ---------------------------------------------

Ratios/Supplemental Data

Total return(diamond)               (8.29)%     27.69%*      3.58%*      7.10%*

Ratio of total expenses
to average net assets                1.25%       1.25%*      1.25%*      1.25%!*

Ratio of net investment income
(loss) to average net assets        (0.91)%     (0.99)%*    (0.83)%*   (0.67)%!*

Portfolio turnover rate              66.0%       49.4%       39.8%       13.4%

Net assets, end of period
(in thousands)                  $  85,101   $  74,804   $  70,444   $  72,071

(diamond) Total return  reflects the rate that an investor  would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.
       * Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/00.
       !  Annualized
      !! The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of the fund's shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Diversified Small-Cap Growth Fund
--------------------------------------------------------------------------------
                                                             December 31, 2000

Statement of Net Assets                                  Shares          Value
--------------------------------------------------------------------------------
                                                                  In thousands

Common Stocks  98.5%

FINANCIAL  8.5%

Bank and Trust  3.0%

Bank United                                               6,000   $        409

City National                                            12,100            470

Commerce Bancorp                                          7,011            479

Community First Bankshares                               14,800            280

National Commerce Bancorp                                 6,400            159

Southwest Bancorp *                                       9,000            387

Sterling Bancshares                                      17,100            338

                                                                         2,522

Insurance  2.0%

Advance Paradigm *                                        7,600            346

Brown and Brown                                           2,800             98

PMI Group                                                 3,000            203

Protective Life                                           5,700            184

Radian Group                                              7,399            556

Stancorp Financial Group                                  7,400            353

                                                                         1,740

Financial Services  3.5%

Affiliated Managers Group *                               9,000            494

AmeriCredit *                                             9,900            270

Annuity and Life Reassurance                              1,700             54

Eaton Vance                                               5,800            187

Heller Financial                                          2,061             63

Investment Technology Group *                            13,400            559

Investors Financial Services                              3,000            258

Legg Mason                                                5,332            291

Nationwide Financial Services (Class A)                   4,000            190

Waddell & Reed Financial (Class A)                       15,650            589

                                                                         2,955

Total Financial                                                          7,217


HEALTH CARE  19.5%

Pharmaceuticals  2.4%

Alpharma (Class A)                                        9,000   $        395

Andrx Group *                                             1,600             92

Forest Laboratories *                                     1,000            133

KV Pharmaceutical *                                       8,250            206

King Pharmaceuticals *                                   13,806            714

Shire Pharmaceuticals ADR *                               7,662            352

Tanox *                                                   3,400            133

                                                                         2,025

Biotechnology  7.6%

Affymetrix *                                              3,500            260

Alkermes *                                                6,200            195

Aurora Biosciences *                                      9,600            302

Celgene *                                                 3,500            114

Cell Genesys *                                            3,000             69

Cephalon *                                                5,859            371

Collateral Therapeutics *                                 2,200             38

COR Therapeutics *                                        4,000            141

Cubist Pharmaceuticals *                                  2,000             59

Enzo Biochem *                                            3,500             87

Enzon *                                                   8,200            509

Exelixis *                                                1,800             26

Gilead Sciences *                                         2,800            232

Human Genome Sciences *                                   4,400            305

Imclone Systems *                                         1,200             53

Incyte Genomics *                                        11,700            291

Inhale Therapeutic Systems *                              8,600            430

Invitrogen *                                              6,100            527

Myriad Genetics *                                         2,000            165

Neose Technologies *                                      1,500             49

Neurocrine Biosciences *                                  9,400            311

Protein Design Labs *                                     3,600            309

QLT *                                                     7,900            222

Serologicals *                                           18,000            272

Techne *                                                 18,000            650

Transkaryotic Therapies *                                 2,000             73

Triangle Pharmaceuticals *                               18,100   $         90

Trimeris *                                                3,000            165

Vical *                                                   7,000            132

ViroPharma *                                              4,300             62

                                                                         6,509

Health Care Services  4.4%

AmeriPath *                                               9,700            243

Express Scripts (Class A) *                               2,400            245

First Health Group *                                      7,000            326

Hooper Holmes                                            29,000            321

LifePoint Hospitals *                                    12,000            603

Lincare Holdings *                                        8,500            485

Omnicare                                                 13,500            292

Province Healthcare *                                    13,500            531

Specialty Laboratories *                                  4,500            149

Universal Health Services *                               4,600            514

                                                                         3,709

Medical Equipment  0.7%

APA Optics *                                              7,000             47

Dentsply International                                    4,600            180

PolyMedica *                                              5,800            192

Zoll Medical *                                            5,100            179

                                                                           598

Medical Instruments and Devices  4.4%

Apogent Technologies *                                    2,500             51

Coherent *                                                5,700            186

Cytyc *                                                   9,000            563

Datascope                                                11,800            405

ICU Medical *                                             7,500            226

Mentor                                                   20,800            410

Mettler Toledo International *                            9,200            500

MiniMed *                                                 2,600            109

Molecular Devices *                                       6,100            417

Novoste *                                                 1,300             36

Priority Healthcare (Class B) *                           8,000            325

ResMed *                                                 13,500            538

                                                                         3,766

Total Health Care                                                       16,607


CONSUMER  10.8%

Restaurants  1.1%

BUCA *                                                    4,300   $         63

CEC Entertainment *                                      13,300            454

PF Chang's China Bistro *                                 3,100             97

Rare Hospitality International *                          5,800            130

Sonic *                                                   9,550            223

                                                                           967

Entertainment  0.5%

Imax *                                                   10,200             28

International Speedway (Class A)                          5,500            211

JAKKS Pacific *                                          17,000            155

Lodgenet Entertainment *                                  2,400             43

                                                                           437

Food and Beverages  0.5%

Dreyer's Grand Ice Cream                                  8,000            259

Performance Food Group *                                  2,500            128

Smithfield Foods *                                        2,000             61

                                                                           448

Consumer Durables  0.9%

Ethan Allen Interiors                                     2,900             97

Furniture Brands International *                          2,800             59

Harman International                                      6,000            219

Intranet Solutions *                                      7,000            356

                                                                           731

Consumer Services  1.6%

Avis Group Holdings *                                     6,000            196

Bright Horizons Family Solution *                         8,900            229

Devry *                                                   6,100            230

Learning Tree *                                           9,900            493

Metris                                                    7,050            186

                                                                         1,334

Consumer Nondurables  2.0%

Fossil *                                                  6,000             87

Kenneth Cole Productions (Class A) *                      9,050            364

Linens 'n Things *                                        3,900            108

Mohawk Industries *                                       7,700            211

Quiksilver *                                             21,450            415

Spartech                                                  3,000   $         62

Timberland (Class A) *                                    5,000            334

Topps *                                                  12,000            111

                                                                         1,692

Hard Goods Retailers  2.1%

Casey's General Stores                                   10,000            149

Cost Plus *                                               6,550            196

Dollar Tree Stores *                                      5,837            143

Duane Reade *                                             3,700            113

Family Dollar Stores                                      6,200            133

Insight Enterprises *                                     3,675             66

O'Reilly Automotive *                                    13,200            357

Tweeter Home Entertainment Group *                       15,400            189

Whitehall Jewellers *                                     8,400             59

Wild Oats Markets *                                       1,600              7

Williams-Sonoma *                                         9,600            192

Zales *                                                   6,500            189

                                                                         1,793

Soft Goods Retailers  2.1%

AnnTaylor Stores *                                        5,300            132

Men's Wearhouse *                                        17,400            474

Neiman Marcus Group *                                     8,100            288

Pacific Sunwear *                                         7,950            204

Ross Stores                                               9,400            159

Talbots                                                   7,000            319

Vans *                                                   10,900            184

                                                                         1,760

Total Consumer                                                           9,162


TECHNOLOGY  30.8%

Semiconductors and Components  8.6%

Alliance Semiconductor *                                  3,100             35

Amphenol *                                                7,000            274

Applied Micro Circuits *                                  2,414            181

Artesyn Technologies *                                   13,200            213

ATMI *                                                   22,700            443

AXT *                                                     2,900             96

Benchmark Electronics *                                   1,500             34

Brooks Automation *                                       4,000   $        112

Cabot Microelectronics *                                  7,121            371

Cognex *                                                 10,300            227

Cohu                                                      7,900            111

CTS                                                       6,300            230

Cymer *                                                   9,000            231

Dallas Semiconductor                                      2,700             69

DDi *                                                     5,400            148

Dionex *                                                 10,200            352

Exar *                                                    8,400            260

Globespan Semiconductor *                                 2,500             69

hi/fn *                                                   4,200            116

Integrated Silicon Solution *                            19,200            277

International Rectifier *                                 2,000             60

Lattice Semiconductor *                                  18,200            334

LTX *                                                    13,200            171

Micrel *                                                 10,800            363

Microchip Technology *                                    4,675            103

Novellus Systems *                                        1,000             36

NVIDIA *                                                  2,000             66

Pericom Semiconductor *                                  14,500            268

Pixelworks *                                              3,000             67

Plexus *                                                 12,100            368

QuickLogic *                                              3,000             21

Semtech *                                                11,400            251

SIPEX *                                                   5,000            119

Sonicblue *                                              22,500             92

Spectra Physics Lasers *                                  2,500             65

Supertex *                                                2,000             40

Three-Five Systems *                                      1,600             29

Transwitch *                                             12,600            493

TriQuint Semiconductor *                                  6,000            262

Varian Semiconductor Equipment *                         10,900            257

                                                                         7,314

Computer Software  9.0%

Actuate *                                                16,800            322

Advent Software *                                         2,300             92

Aspen Technology *                                        4,000            132

BARRA *                                                   2,250   $        106

Broadvision *                                             6,000             71

Dendrite International *                                  7,050            158

Echelon *                                                 1,900             31

Electronic Arts *                                         3,200            136

Embarcadero Tech *                                        5,200            240

Factset Research Systems                                 14,000            519

HNC Software *                                            2,000             59

Hyperion Solutions *                                      6,400             99

Informatica *                                            12,200            482

Interact Commerce *                                       2,300             19

Internet Security Systems *                               3,000            235

Macromedia *                                              3,700            225

Manugistics Group *                                      12,000            684

Matrixone *                                               7,700            140

Mercury Interactive *                                     3,000            271

Micromuse *                                               4,000            241

National Instruments *                                    9,050            439

NetIQ *                                                   6,006            525

Network Associates *                                      5,400             23

Packeteer *                                              17,000            211

Peregrine Systems *                                      11,000            217

Register *                                               14,600            103

Remedy *                                                 16,700            277

RSA Security *                                            4,000            211

SeaChange International *                                 2,000             40

Serena Software *                                         9,000            308

Sybase *                                                 13,000            257

Symantec *                                                3,200            106

THQ *                                                    15,500            378

Verity *                                                 11,900            286

                                                                         7,643

Networking and Telecom Equipment  8.7%

Adaptive Broadband *                                      5,000             31

Advanced Fibre Communications *                           5,000             90

Alpha Industries *                                       10,000            375

Anaren Microwave *                                        9,000            605

Andrew *                                                  6,900            150

AudioCodes *                                              9,000   $        122

C-COR.net *                                               3,500             34

Carrier Access *                                          2,800             25

Ceragon Networks *                                        6,000             72

Com21 *                                                  13,700             65

Comverse Technology *                                     2,600            283

Concord Communications *                                  8,400             74

Copper Mountain *                                         5,500             33

Ditech Communications *                                   8,300            134

Emulux *                                                  3,400            272

F5 Networks *                                             1,600             15

Finistar                                                  5,900            171

Floware Wireless Systems *                                6,000             71

Harmonic *                                               16,682             95

Inter-Tel                                                 9,700             75

Natural MicroSystems *                                   15,000            148

Newport                                                   3,800            299

Oplink Communications *                                   4,500             81

Peco II *                                                 4,300            111

Plantronics *                                            13,500            635

Polycom *                                                13,000            420

Powerwave Technologies *                                  8,200            479

Proxim *                                                 12,000            516

QLogic *                                                  3,350            259

Sawtek *                                                  3,900            180

SignalSoft *                                              2,000             19

Sonicwall *                                              12,000            195

Spectrian *                                               9,000            145

Technitrol                                               11,000            452

Terayon Communication Systems *                             800              3

Time Warner Telecom (Class A) *                           6,200            393

Turnstone Systems *                                       7,000             51

Viasat *                                                  6,000             80

Western Multiplex *                                       8,000             55

Xircom *                                                  5,000             78

                                                                         7,391

E-Commerce  2.1%

Allaire *                                                 9,400   $         48

BackWeb Technologies *                                   14,100             96

GoTo.com *                                                5,400             39

HomeStore *                                               5,000            101

Jupiter Media Metrix *                                    3,000             28

Keynote Systems *                                        14,500            206

Liberate Technologies *                                   9,400            128

Netegrity *                                               8,700            473

Openwave Systems *                                        2,737            130

PurchasePro *                                             5,000             87

USinternetworking *                                       9,275             46

WebTrends *                                              12,700            368

                                                                         1,750

Computer Hardware/Peripherals  2.4%

Avocent *                                                 8,075            219

Concurrent Computer *                                     3,000             16

Jabil Circuit *                                           1,000             25

KEMET *                                                  12,200            184

Kopin *                                                  14,000            154

Mercury Computer Systems *                                7,100            330

MIPS Technologies *                                       1,800             48

Optimal Robotics *                                        3,500            118

Sandisk *                                                 5,400            150

Sanmina *                                                 1,600            123

Silicon Storage Technology *                             19,300            229

Symbol Technologies                                       1,987             71

Titan *                                                   2,900             47

Varian *                                                 10,000            339

Virata *                                                  2,000             22

Total Technology                                                        26,173


BUSINESS SERVICES  18.6%

Environmental  0.0%

Catalytica Energy Systems *                               1,307             23

                                                                            23

Miscellaneous Business Services  5.6%

Choicepoint *                                             6,300   $        413

Commscope *                                               7,000            116

Corporate Executive Board *                               1,800             71

Cree *                                                    6,800            242

DiamondCluster International *                           14,000            427

eLoyalty *                                                5,400             35

F. Y. I. *                                                9,500            352

Fair, Issac                                               4,800            245

Forrester Research *                                      4,300            215

G&K Services                                              3,100             87

Heidrick & Struggles International *                      7,200            303

InfoUSA *                                                 4,200             14

Iron Mountain *                                          12,000            445

Keane *                                                  12,800            125

Manpower                                                  5,000            190

META Group *                                             12,800             81

NCO Group *                                               9,800            298

ProBusiness Services *                                      900             24

Professional Staff ADR *                                 12,000             67

Profit Recovery Group International *                     3,500             22

Quanta Services *                                         8,850            285

Spherion *                                                2,000             23

Symyx Technologies *                                      8,900            321

Trammell Crow *                                           3,000             41

Zebra Technologies (Class A) *                            8,500            350

                                                                         4,792

Utilities  0.4%

Calpine *                                                 6,800            306

                                                                           306

Distribution  1.4%

Jack Henry & Associates                                   4,000            248

MSC Industrial Direct *                                   6,300            114

Patterson Dental *                                        8,700            294

SCP Pool *                                               12,150            365

Watsco (Class A)                                         17,750            205

                                                                         1,226

Transportation  2.6%

C.H. Robinson Worldwide                                  17,600   $        554

EGL *                                                     6,800            162

Expeditors International of Washington                    4,800            259

Forward Air *                                            12,200            458

Mesaba Holdings *                                        15,700            198

Skywest                                                  11,700            337

UTI Worldwide *                                          11,300            222

                                                                         2,190

Telecom Services  1.6%

Airgate PCS *                                             5,000            177

Crown Castle International *                              4,800            130

Insight Communications *                                  2,600             61

Intervoice *                                              2,200             16

ITC Deltacom *                                           15,700             85

Millicom International Cellular *                         5,700            131

NEON Communications *                                     9,700             63

Radiant Systems *                                         4,750             97

Spectrasite Holdings *                                    8,800            116

TeleTech Holdings *                                      10,100            186

Western Wireless *                                        7,000            274

                                                                         1,336

Computer Services  0.8%

Affiliated Computer Services (Class A) *                  3,500            212

BISYS Group *                                             6,000            315

Comdisco                                                  5,000             57

Extended Systems *                                        2,500             29

National Data                                             3,000            110

                                                                           723

Media and Advertising  4.2%

A.C. Nielson *                                            6,200            225

American Tower (Class A) *                                1,000             38

Catalina Marketing *                                      6,400            249

Citadel Communications *                                 11,400            136

Cox Radio (Class A) *                                     8,000            181

Emmis Broadcasting (Class A) *                           12,000            344

Entercom Communications *                                 6,500            224

Getty Images *                                            9,300            297

Harte-Hanks                                               2,800   $         66

Lamar Advertising *                                       1,800             70

Macrovision *                                             4,000            296

Pegasus Communications *                                  7,100            183

Price Communications *                                   10,200            171

Radio One (Class A) *                                     4,200             45

Radio One (Class D) *                                    19,500            214

Regent Communications *                                  14,500             87

Scholastic *                                              3,200            283

True North Communications                                 1,200             51

Valassis Communications *                                 4,000            126

Westwood One *                                           11,500            222

Zomax *                                                  11,000             50

                                                                         3,558

Real Estate Services  0.5%

Apartment Investment & Management, REIT                   3,512            175

Catellus Development *                                   10,800            189

Delta Pine & Land                                         1,800             38

                                                                           402

Engineering and Construction  1.5%

Dycom Industries *                                       11,425            411

Insituform Technologies (Class A) *                      15,500            619

Kaufman & Broad                                           3,100            104

Tetra Tech *                                              4,906            156

                                                                         1,290

Total Business Services                                                 15,846


ENERGY  6.0%

Energy Services  1.8%

BJ Services *                                             2,500            172

Maverick Tube *                                           7,100            161

National Oilwell *                                        7,900            306

Smith International *                                     2,500            186

UTI Energy *                                             22,000            723

                                                                         1,548

Exploration and Production  4.2%

Barrett Resources *                                      14,000   $        795

Cabot Oil & Gas                                          19,600            611

Cal Dive *                                                7,600            203

Louis Dreyfuss Natural Gas *                              9,100            417

Marine Drilling *                                        19,000            508

Patterson Energy *                                       13,100            488

Tom Brown *                                              15,800            519

                                                                         3,541

Total Energy                                                             5,089


INDUSTRIAL  3.7%

Automobiles and Related  0.2%

Gentex *                                                  3,000             55

Group One Automotive *                                   13,000            122

                                                                           177

Machinery  1.2%

Applied Science & Technology *                            3,800             45

Asyst Technologies *                                     20,500            275

Pentair                                                  11,000            266

Power-One *                                               5,300            209

SBS Technologies *                                        4,400            132

Terex *                                                   6,000             97

                                                                         1,024

Specialty Chemicals  0.8%

Cabot                                                     3,200             84

Cambrex                                                   6,800            308

OM Group                                                  5,100            279

                                                                           671

Defense and Aerospace  1.1%

L-3 Communications *                                      9,500            732

REMEC *                                                  10,300            100

Triumph Group *                                           3,300            135

                                                                           967

Building Materials  0.4%

Carlisle Companies                                        3,600            154

Simpson Manufacturing *                                   4,000            204

                                                                           358

Total Industrial                                                         3,197


BASIC MATERIALS  0.2%

Mining  0.1%

Stillwater Mining *                                       2,900   $        114

                                                                           114

Miscellaneous Materials  0.1%

Gilat Satellite Networks *                                3,200             82

                                                                            82

Total Basic Materials                                                      196

Total Miscellaneous Common Stocks 0.4%                                     356

Total Common Stocks (Cost $77,906)                                      83,843



Short-Term Investments  2.9%

Money Market Funds  2.9%

Reserve Investment Fund, 6.69%#                       2,414,247          2,414

Total Short-Term Investments (Cost $2,414)                               2,414

Total Investments in Securities

101.4% of Net Assets (Cost $80,320)                               $     86,257

Other Assets Less Liabilities                                           (1,156)


NET ASSETS                                                        $     85,101
                                                                  ------------

Net Assets Consist of:

Accumulated net realized gain/loss
- net of distributions                                            $       (309)

Net unrealized gain (loss)                                               5,937

Paid-in-capital applicable to 6,786,323 shares
of $0.0001 par value capital stock outstanding;
1,000,000,000 shares authorized                                         79,473

NET ASSETS                                                        $     85,101
                                                                  ------------

NET ASSET VALUE PER SHARE                                         $      12.54
                                                                  ------------

   #  Seven-day yield
   *  Non-income producing
 ADR  American Depository Receipt
REIT  Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Diversified Small-Cap Growth Fund
--------------------------------------------------------------------------------

Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                            Year
                                                           Ended
                                                        12/31/00

Investment Income (Loss)

Income
  Interest                                            $      201
  Dividend                                                   115

  Total income                                               316

Expenses
  Investment management                                      679
  Shareholder servicing                                      276
  Custody and accounting                                     111
  Prospectus and shareholder reports                          31
  Registration                                                30
  Legal and audit                                             13
  Directors                                                    7
  Miscellaneous                                                4

  Total expenses                                           1,151
  Expenses paid indirectly                                    (1)

  Net expenses                                             1,150

Net investment income (loss)                                (834)

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                               4,929
  Futures                                                    209

  Net realized gain (loss)                                 5,138

Change in net unrealized gain or loss
  Securities                                             (14,739)
  Futures                                                    (27)

  Change in net unrealized gain or loss                  (14,766)

Net realized and unrealized gain (loss)                   (9,628)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                $  (10,462)
                                                      ----------

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Diversified Small-Cap Growth Fund
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------
in thousands

                                                           Year
                                                          Ended
                                                       12/31/00       12/31/99

Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                     $       (834)  $       (598)
  Net realized gain (loss)                                5,138          4,762
  Change in net unrealized gain or loss                 (14,766)        10,772

  Increase (decrease) in net assets from operations     (10,462)        14,936

Distributions to shareholders
  Net realized gain                                      (2,630)          --

Capital share transactions *
  Shares sold                                            43,895         16,751
  Distributions reinvested                                2,554           --
  Shares redeemed                                       (23,110)       (27,343)
  Redemption fees received                                   50             16

  Increase (decrease) in net assets from capital
  share transactions                                     23,389        (10,576)

Net Assets

Increase (decrease) during period                        10,297          4,360
Beginning of period                                      74,804         70,444

End of period                                      $     85,101   $     74,804
                                                   ---------------------------
*Share information
  Shares sold                                             2,894          1,477
  Distributions reinvested                                  204           --
  Shares redeemed                                        (1,612)        (2,553)

  Increase (decrease) in shares outstanding               1,486         (1,076)

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Diversified Small-Cap Growth Fund
--------------------------------------------------------------------------------
                                                               December 31, 2000

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on June 30, 1997. The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

     The  accompanying  financial  statements  were prepared in accordance  with
     generally  accepted  accounting  principles,   which  require  the  use  of
     estimates made by fund management.

     Valuation -- Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Other -- Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Futures Contracts -- During the year ended December 31, 2000, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

     Other -- Purchases and sales of portfolio securities, other than short-term securities, aggregated $80,640,000 and $58,108,000 respectively, for the year ended December 31, 2000.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. In 2000, the fund utilized all of its $2,345,000 of capital loss carryforwards for federal income tax purposes.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 2000. The reclassifications relate primarily to the current net operating loss and a tax practice that treats a portion of the proceeds of each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

     ---------------------------------------------------------------------------
     Undistributed net investment income                           $834,000
     Undistributed net realized gain                               (385,000)
     Paid-in-capital                                               (449,000)

     At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $80,320,000. Net unrealized gain aggregated $5,937,000 at period-end, of which $22,520,000 related to appreciated investments and $16,583,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group (Price Group). The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $50,000 was payable at December 31, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Group (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 2000, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage, and extraordinary expenses, through December 31, 2000, which would cause the fund's ratio of total expenses to average net assets to exceed 1.25%. Thereafter, through December 31, 2002, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 1.25%. Pursuant to a prior agreement, $66,000 of previously unaccrued management fees were accrued as expenses of the fund during the year ended December 31, 2000. At December 31, 2000, unaccrued fees in the amount of $114,000 remain subject to reimbursement by the fund through December 31, 2002.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $304,000 for the year ended December 31, 2000, of which $25,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Group, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2000, totaled $200,000 and are reflected as interest income in the accompanying Statement of Operations.


T. Rowe Price Diversified Small-Cap Growth Fund
--------------------------------------------------------------------------------

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     January 19, 2001


Tax Information (Unaudited) for the Tax Year Ended 12/31/00
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included $3,015,000 from long-term capital gains, subject to the 20% rate gains category.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------

Investment Services and Information


     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed-income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance  Update  Quarterly  review of all T. Rowe Price  fund  results.
     Insights  Educational  reports  on  investment   strategies  and  financial
     markets.

     Investment Guides Asset Mix Worksheet,  College Planning Kit,  Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
     ** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value


BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term
Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS

Stock

Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond


T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY

Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.
! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.
Please call for a prospectus, which contains complete information, including fees and expenses. Read it carefully before investing.
The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states.
The contract has limitations. Call a representative for costs and complete details of the coverage.


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired, call:
1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

San Francisco Area
1990 North California Boulevard
Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square


T Rowe Price Investment with Confidence (registered trademark)

T. Rowe Price Investment Services, Inc., Distributor.          F20-050  12/31/00